NOTE 25 - Income Taxes: Schedule of Reconciliation of effective tax rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Details
Net loss before tax	$ (11,059)	$ (12,905)
Non-taxable losses in Canada, Israel and United States	11,135	12,966
Taxable income before income taxes	$ 76	$ 61
Company’s domestic tax rate in Canada	27.00%	27.00%
Income tax expense based on average statutory tax rate	$ 20	$ 16
Imputed interest over inter-company balances	35	(2)
Carryforward NOL	(1)	(3)
Different tax rates applied in overseas jurisdictions	(4)	(3)
Expected penalty in the form of interest	3	0
Other differences unrecognized previously	23	0
Total income tax expense	$ 76	$ 8